Exhibit 10.1.1.2
AMENDMENT NO. 2 TO THE
RESTRICTED STOCK AWARD AGREEMENT DATED OCTOBER 19, 2016 - DIRECTORS
PURSUANT TO THE
SANDRIDGE ENERGY, INC. 2016 OMNIBUS INCENTIVE PLAN

* * * * *

This AMENDMENT NO. 2 TO THE RESTRICTED STOCK AWARD AGREEMENT DATED OCTOBER 19, 2016 – DIRECTORS (this “Amendment”) is hereby adopted by SandRidge Energy, Inc., a corporation organized in the State of Delaware (the “Company”) effective as of April 16, 2018. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in that certain Restricted Stock Award Agreement between the Company and Participant and the Restricted Stock Award Certificate attached thereto (together, the “Agreement”).
1. Amendment. The Agreement is hereby amended by adding after section 3(b) the following new section 3(c) and by renumbering existing sections 3(c) and 3(d) as sections 3(d) and 3(e), respectively:
“(c) Termination or Incapacity. The Restricted Stock shall fully vest upon the failure of a director to receive the required votes to be elected under the Company’s bylaws in a contested election or upon the acceptance by the Board of the Participant’s resignation either (i) following the failure to receive a majority of “for” votes in an election in which the Participant has been nominated for election, or (ii) due to a Disability”
1. Miscellaneous. Except as expressly set forth herein, all terms and provisions contained in the Agreement shall remain in full force and effect and are hereby ratified and confirmed. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the Company and the Participant, respectively. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware. Fax, electronic or email copies of this Amendment, including the signature pages hereto, shall constitute originals for all purposes.
* * * * *

IN WITNESS WHEREOF, the Company has caused the execution of this Amendment by its duly authorized officer, as of the date first above written.

SANDRIDGE ENERGY, INC.

By:
Name: William M. Griffin, Jr.
Title: President and Chief Executive Officer